UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 26, 2013
Date of Report (Date of earliest event reported)

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-09908	59-1947988
(Commission File Number)	(IRS Employer Identification No.)

9454 Wilshire Boulevard, Penthouse, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(800) 525-1698
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On September 26, 2013, TOMI Environmental Solutions, Inc. (the “Company”) issued a press release announcing that Mr. Christopher Chipman, CPA, has been appointed Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description

99.1	Press Release dated September 26, 2013 announcing the appointment of Mr. Christopher Chipman, CPA, as Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date:	September 26, 2013	By:	/s/ Halden Shane
			Name:	Halden Shane
			Title:	Principal Executive Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press Release dated September 26, 2013 announcing the appointment of Mr. Christopher Chipman, CPA, as Chief Financial Officer of the Company.